LOAN PAYABLE	12 Months Ended
Dec. 31, 2023
Loan Payable
LOAN PAYABLE

8. LOAN PAYABLE

During the year ended December 31, 2016, the Company entered into an agreement with a party whereby the party paid certain debts owed by the Company. The loan was non-interest bearing, unsecured and due on demand. On January 25, 2021, the principal amount of $103,924 plus accrued interest were settled by the issuance of 415,697 common shares with a fair value of $0.55 per share pursuant to a debt settlement agreement dated December 11, 2020. The Company recognized a loss of $124,709 during the year ended December 31, 2021 (Note 10).

During May 2021, a party lent the Company $50,000. As of December 31, 2023, the loan is outstanding and has accrued interest in the amount of $12,973 (2022- $7,973).